FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
FINANCIAL INSTRUMENTS
16	FINANCIAL INSTRUMENTS

The fair values of cash, pledged bank deposits, accounts receivable, accounts payable, bills payable, accrued expenses and other payables, and amounts due to related parties approximate their respective carrying amounts due to their short-term nature.

The following table summarizes the carrying amounts and the estimated fair values of the Group’s short-term bank loans, short-term investment and borrowings from related parties:

	December 31,
	2010		2011
	Carrying amount	Fair value	Carrying amount	Fair value

Short-term bank loans	-	-	334,686	334,686
Borrowings from related parties	4,279	4,298	1,388	1,388
Short-term investment	-	-	10,000	10,083

The fair values were estimated by discounting the future cash flows using interest rates which approximate the rate for which financial institutions would charge borrowers with similar credit ratings and remaining maturities.